SUBSEQUENT EVENTS	6 Months Ended
Jun. 30, 2019
Subsequent Events [Abstract]
SUBSEQUENT EVENTS	SUBSEQUENT EVENTS

In August 2019, we and Frontline announced that we had entered into a non-binding term sheet agreement with Trafigura Group to establish a leading global supplier of marine fuels (the “JV”). We and Frontline will acquire 10 percent and 15 percent interests in the JV, respectively and Trafigura Group will contribute its existing physical bunkering activities to the JV. Subject to agreement on final terms, the JV is expected to commence operations in the third quarter of 2019, and will act as the exclusive purchaser of marine fuels for Trafigura Group, Frontline and us, as well as certain entities affiliated with Hemen Holding Ltd, our and Frontline’s largest shareholder. In connection with this agreement, we will make available a shareholder loan of $1.0 million to the joint venture company.

In August 2019, our Board of Directors determined to pay a cash dividend to our shareholders of $0.10 per share.

In August 2019, we repurchased an additional 25,000 of our shares for approximately $0.1 million.

In September 2019, we announced that we had agreed to make a further investment in Singapore Marine in connection with its acquisition of the majority of assets and operations of Swiss Marine. We have increased our equity investment in Singapore Marine by $9.5 million and increased availability by $0.7 million, to $10.7 million, under our existing shareholder loan to Singapore Marine with a five-year term. At the date of this report, Singapore Marine has drawn down the full $10.7 million under the shareholder loan.